UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 15, 2015

METABOLIX, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-33133	04-3158289
(Commission File Number)	(IRS Employer Identification No.)

21 Erie Street, Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

(617) 583-1700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On June 15, 2015, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Jack W. Schuler, Birchview Capital, Hong Kong Sino-Science Oil & Gas Co., Ltd., certain members of the Company’s board of directors and executive management team and certain other investors (the “Investors”), pursuant to which the Investors agreed to purchase and the Company agreed to sell an aggregate of 4,370,000 shares of common stock at a price of $3.32 per share and warrants to purchase up to an aggregate of 3,933,000 additional shares of common stock (the “Private Placement”). The warrants have a purchase price of $0.125, a four-year term and are immediately exercisable at a price of $3.98 per share. The Private Placement will be effected in a transaction that is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

In connection with the Private Placement, the Company has agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale of the common stock and the shares of common stock underlying the warrants sold in the Private Placement. The Company has agreed to file the registration statement within 15 business days of receiving a demand for registration from a majority of the holders of such shares.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy securities of the Company. The Securities Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02.                Unregistered Sale of Securities.

The sale of shares of the Company’s common stock and warrants pursuant to the Private Placement described in Item 1.01 above will not be registered under the Securities Act in reliance on the exemption from registration provided by Section 4(2) of the Securities Act and the rules and regulations of the SEC promulgated thereunder. The disclosure regarding the Private Placement under Item 1.01 above is incorporated in this Item 3.02 by reference.

Item 8.01                                           Other Events.

On June 16, 2015, the Company issued a press release announcing the Private Placement. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance. Investors are cautioned that certain statements in this Current Report on Form 8-K, including, without limitation, statements regarding the Company’s expectations regarding the sale of shares of its common stock and warrants in the Private Placement, the exercise of the warrants, its use of the proceeds from the Private Placement, executing its business plan and converting customer development projects to recurring commercial sales, and similar statements constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including the risks and uncertainties detailed in the Company’s filings with the SEC, including its Form 10-K for the year ended December 31, 2014 filed on March 25, 2015. Readers are cautioned not to unduly rely on such forward-looking statements, which speak only as of the date made, when evaluating the information presented in this Current Report on Form 8-K. The Company assumes no obligation to update any forward-looking information contained in this Current Report on Form 8-K or with respect to the announcements described herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Securities Purchase Agreement dated June 15, 2015 between the Company and the Investors
99.1	Press Release dated June 16, 2015 regarding the Private Placement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METABOLIX, INC.

Date: June 17, 2015	By:	/s/ Joseph H. Shaulson
Joseph H. Shaulson
President & Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Securities Purchase Agreement dated June 15, 2015 between the Company and the Investors
99.1	Press Release dated June 16, 2015 regarding the Private Placement